BCP Investment Corporation Q1 2026 Earnings Presentation May 8, 2026 Exhibit 99.2

Important Information Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements. The matters discussed in this presentation, as well as in future oral and written statements by management of BCP Investment Corporation (“BCIC” or the “Company”), that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments, our contractual arrangements and relationships with third parties, the ability of our portfolio companies to achieve their objectives, the ability of the Company’s investment adviser to attract and retain highly talented professionals, our ability to maintain our qualification as a regulated investment company and as a business development company, our compliance with covenants under our borrowing arrangements, and the future liquidity of the Company. We generally identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," “outlook”, "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Forward-looking statements are subject to change at any time based upon economic, market or other conditions. More information on these risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein, is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed quarterly report on Form 10-Q and annual report on Form 10-K, as well as in subsequent filings. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the SEC.

Quarterly Highlights First Quarter 2026 Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP (“GAAP”), less the impact of purchase price discount accounting in connection with the Garrison Capital Inc. (“GARS”), Harvest Capital Credit Corporation (“HCAP”), and Logan Ridge Finance Corporation (“LRFC”) mergers. The Company believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corporation’s financial performance. Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. BCP Investment Corp. believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company’s financial condition net of $58.0 million and $12.5 million of cash and cash equivalents and restricted cash as of March 31, 2026 and December 31, 2025, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corporation’s financial condition. Key Financial Metrics Core investment income(1) of $14.8 million for the first quarter, as compared to $14.2 million for the fourth quarter of 2025. Net investment income of $6.9 million ($0.55 per share) for the quarter, compared to $7.4 million ($0.57 per share) for the fourth quarter of 2025. Net asset value (NAV) was $193.0 million ($15.60 per share), as of 3/31/26 compared to $209.2 million ($16.68 per share) as of 12/31/25. Declared a supplemental distribution of $0.03 per share bringing the total second quarter distributions to $0.30 per share and a third quarter 2026 base distribution of $0.27 per share, or a monthly base distribution of $0.09 per share of common stock for each of July, August and September 2026. The supplemental distribution is payable on 5/29/26 to stockholders of record at the close of business on 5/18/26. The July 2026 distribution is payable on 7/31/26 to stockholders of record at the close of business on 7/15/26. The August 2026 distribution is payable on 8/31/26 to stockholders of record at the close of business on 8/14/26. The September 2026 distribution is payable on 9/30/26 to stockholders of record at the close of business on 9/15/26. Portfolio & Investment Activity Investment portfolio at fair value as of 3/31/26, was $476.9 million, comprised of 108 portfolio companies. Our debt investment portfolio totaled $384.1 million at fair value as of 3/31/26, spread across 33 industries and 72 portfolio companies with an average par balance per investment of approximately $3.3 million. This compares to a total investment portfolio at fair value as of 12/31/25 of $501.0 million, across 108 portfolio companies. Our debt investment portfolio totaled $411.6 million at fair value as of 12/31/25, spread across 34 industries and 74 portfolio companies, with an average par balance per investment of approximately $3.5 million. Approximately 70% of BCIC’s Q1'26 unrealized depreciation was concentrated in software and software-exposed investments. The majority of this unrealized depreciation reflects broad sector dislocation and market-driven valuation pressure rather than fundamental credit deterioration. 96% of BCIC's software exposure is in mission-critical, structurally protected portfolio companies. Deployments of approximately $13.3 million and repayments and sales of approximately $28.3 million, resulting in net repayments and sales of approximately $15.0 million for the first quarter. Weighted average annualized yield, excluding income from non-accruals and CLOs, was approximately 12.8% as of 3/31/26. Debt investments on non-accrual as of 3/31/26, were 12 attributable to 9 portfolio companies, representing 2.6% and 6.2% of the Company's investment portfolio at fair value and amortized cost, respectively. This compares to 13 debt investments attributable to 10 portfolio companies representing 4.0% and 7.1% of the portfolio at fair value and amortized cost, respectively, as of 12/31/25. However, for a subset of the non-accrual population, the Company continues to recognize interest income on a cash basis (i.e., only when cash payments are actually received). Liquidity & Capital Resources Par value of outstanding borrowings, as of 3/31/26, was $342.2 million, which compares to $312.3 million as of 12/31/25, with an asset coverage ratio under Section 18(h) of the Investment Company Act of 1940 of 156% as of 3/31/26 compared to 167% as of 12/31/2025. On a gross basis, leverage as of 3/31/26 was 1.8x as compared to 1.5x as of 12/31/25. On a net basis, leverage as of 3/31/26 was 1.5x(2) as compared to 1.4x(2) as of 12/31/25. The quarter over quarter increase primarily reflected the timing of our March issuance of $50.0 million of 7.50% notes due 2029 ahead of the April 27th partial redemption of LRFC 2026 notes for $40.0 million, which temporarily elevated quarter-end borrowings.

Quarterly Highlights Recent Milestones & Upcoming Initiatives Recently Completed Milestones Merger and Rebranding: On July 15, 2025, the Company closed its merger with Logan Ridge Finance Corporation (“LRFC Acquisition”) and, following a rebrand in August, began operating as BCP Investment Corporation, continuing to trade on Nasdaq under the ticker “BCIC,” marking a major milestone in scale, diversification, and operational efficiency. Rate Step-Down: On October 7, 2025, the Company obtained a BBB- rating from a Nationally Recognized Statistical Rating Organization with respect to the 5.25% fixed-rate convertible notes due 2032 (the “2032 Convertible Notes”) and the 5.25% fixed-rate notes due 2026 (the “LRFC 2026 Notes”) which resulted in both the 2032 Convertible Notes and 2026 Notes, having a fixed interest rate of 5.25% per annum. Note Offering: On March 20, 2026, the Company entered into a note purchase agreement in connection with the issuance and sale of $50.0 million aggregate principal amount of its 7.50% notes due 2029 (the “2029 Notes”), under an effective shelf registration statement. The offering closed and the 2029 Notes were issued on March 24, 2026. The proceeds from the issuance of the 2029 Notes were used to partially redeem $40.0 million aggregate principal amount outstanding of its 2026 Notes on April 27, 2026. Share Repurchase Program and Tender Offer: On December 12, 2025, the Company, its management, the Adviser, and the Company’s affiliates completed a modified “Dutch Auction” Tender Offer. The Company purchased 557,960 shares of its common stock for an aggregate cost of approximately $7.6 million at an average price of $13.63 per share, which was accretive to NAV by $0.18 per share. On March 4, 2026, BCIC’s Board of Directors authorized a renewed stock repurchase program of up to $10 million for the period from March 4, 2026, to March 31, 2027. Between January 1, 2026, and March 31, 2026, the Company repurchased 172,159 shares of its common stock for an aggregate cost of approximately $2.1 million at an average price of $11.97 per share through the 2026 Share Repurchase Program, which was accretive to NAV by $0.07 per share. Monthly Distribution Structure: On March 4, 2026, the Board of Directors of Company authorized the transition of the Company’s distribution payment schedule from quarterly to monthly, while retaining the potential for quarterly supplemental distributions.

Financial Highlights

BCP Investment Corporation

Approximately 70% of the first quarter's 2026 unrealized depreciation on the portfolio was concentrated in software and software-exposed investments. The majority of this unrealized depreciation reflects broad sector dislocation and market-driven valuation pressure rather than fundamental credit deterioration. 96% of BCIC's software exposure is in mission-critical, structurally protected portfolio companies.

	For the Three Months Ended				
(Dollar amounts in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Total Investment Income	$12,118	$12,630	$18,940	$17,464	$17,598
Less: Purchase discount accretion	(16)	—	(3,618)	(3,261)	(2,776)
Core investment income[1]	**12,102**	**12,630**	**15,322**	**14,203**	**14,822**
Total Expenses	**7,778**	**8,073**	**10,280**	**10,077**	**10,708**
Incentive fee waiver	—	—	(188)	—	—
Total Net Expenses	**7,778**	**8,073**	**10,092**	**10,077**	**10,708**
Net Investment Income	**4,340**	**4,557**	**8,848**	**7,387**	**6,890**
Less: Purchase discount accretion	(16)	—	(3,618)	(3,261)	(2,776)
Incentive fee addback	3	—	—	—	—
Core net investment income[2]	**4,327**	**4,557**	**5,230**	**4,126**	**4,114**
Net realized gain (loss) on investments	(173)	(15,840)	(2,678)	(2,745)	(2,022)
Net change in unrealized appreciation (depreciation) on investments	(3,903)	6,628	15,525	(11,703)	(14,638)
Tax (provision) benefit on realized and unrealized gains (loss) on investments	(346)	137	1,935	(115)	(403)
Net realized gain (loss) on extinguishment of debt	—	—	—	(362)	—
Add: Purchase discount accretion	13	—	3,618	3,261	2,776
Net increase/(decrease) in Core net assets resulting from operations[3]	**($82)**	**($4,518)**	**$23,630**	**($7,538)**	**($10,173)**
Per Share					
Core Net Investment Income	**$0.47**	**$0.50**	**$0.42**	**$0.32**	**$0.33**
Net Realized and Unrealized Gain / (Loss) on Investments	**($0.44)**	**($1.01)**	**$1.02**	**($1.11)**	**($1.34)**
Net Core Earnings	**($0.01)**	**($0.49)**	**$1.59**	**($0.83)**	**($1.04)**
Distributions Paid	**$0.54**	**$0.47**	**$0.49**	**$0.47**	**$0.32**
Net Asset Value	**$18.85**	**$17.89**	**$17.55**	**$16.68**	**$15.60**

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. BCP Investment Corporation believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

(2) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. This measure also reflects the effect of merger-related accretion on expenses—specifically, the add-back of incentive fees associated with the removal of purchase discounts. The Company believes presenting core net investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

(3) Net increase/(decrease) in core net assets resulting from operations calculates net increase (decrease) in net assets resulting from operations based on core net investment income (refer to footnote 2), net realized gain (loss) on investments, net change in unrealized appreciation (depreciation) on investments, tax (provision) benefit on realized and unrealized gains (loss) on investments, purchase discount accretion, and net realized gain (loss) on extinguishment of debt.

1

Repayment Activity Over the last three years, BCIC has experienced an average of ~$0.3 million in income related to repayment / prepayment activity. Core Paydown Income(1) By Quarter (in Thousands) Quarterly Average: $334 Core Paydown Income is a non-GAAP financial measure defined as accelerated accretion of discount on debt investments resulting from repayment or prepayment events (excluding accelerated accretion of purchase discount, which is included in total investment income under GAAP). Management presents Core Paydown Income separately to enable investors to assess the impact of portfolio repayment and turnover activity on total investment income in a given period, as these amounts are episodic and event-driven rather than recurring components of coupon income. Core Paydown Income should not be viewed as a substitute for any GAAP measure of investment income. The calculation may not be comparable to similarly titled measures of other companies. $790

Core Earnings Analysis

BCP Investment Corporation

	For the Three Months Ended				
(Dollar amounts in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Interest Income:					
Non-controlled/non-affiliated investments	$7,300	$8,463	$13,295	$13,146	$11,344
Non-controlled affiliated investments	316	324	1,434	1,530	1,474
Total interest income	**7,616**	**8,787**	**14,729**	**14,676**	**12,818**
Payment-in-kind income:					
Non-controlled/non-affiliated investments	2,853	2,354	2,507	2,023	3,129
Non-controlled affiliated investments	208	95	198	285	293
Total payment-in-kind income	**3,061**	**2,449**	**2,705**	**2,308**	**3,422**
Dividend income:					
Non-controlled affiliated investments	1,417	1,213	1,500	197	1,047
Total dividend income	**1,417**	**1,213**	**1,500**	**197**	**1,047**
Fees and other income:					
Non-controlled/non-affiliated investments	24	98	6	283	237
Non-controlled affiliated investments	—	83	—	—	74
Total fees and other income	**24**	**181**	**6**	**283**	**311**
Reported Investment Income	**$12,118**	**$12,630**	**$18,940**	**$17,464**	**$17,598**
Less: Purchase discount accounting	(16)	—	(3,618)	(3,261)	(2,776)
Core Investment Income[(1)]	**$12,102**	**$12,630**	**$15,322**	**$14,203**	**$14,822**
Reported					
Net Investment Income	$4,340	$4,557	$8,848	$7,387	$6,890
NII Per Share	***$0.47***	***$0.50***	***$0.71***	***$0.57***	***$0.55***
Core					
Net Investment Income[(2)]	$4,327	$4,557	$5,230	$4,126	$4,114
NII Per Share	***$0.47***	***$0.50***	***$0.42***	***$0.32***	***$0.33***

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. BCP Investment Corporation believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

(2) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. This measure also reflects the effect of merger-related accretion on expenses—specifically, the add-back of incentive fees associated with the removal of purchase discounts.

7

Net Asset Value Roll Forward

BCP Investment Corporation

	For the Three Months Ended				
(Dollar amounts in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
NAV, Beginning of Period	**$178,493**	**$173,511**	**$164,729**	**$231,304**	**$209,156**
Net Investment Income	4,340	4,557	8,848	7,382	6,890
Realized Gains (Losses) from Investment transactions	(173)	(15,840)	(2,678)	(2,745)	(2,022)
Net change in unrealized appreciation (depreciation) on investments	(3,903)	6,628	15,525	(11,261)	(14,638)
Tax (provision) benefit on realized and unrealized gains (losses) on investments	(346)	137	1,935	(115)	(403)
Realized Gains (Losses) from extinguishments of debt	—	—	—	(362)	—
Net Decrease in Assets Resulting from Distributions	(4,967)	(4,325)	(6,464)	(6,141)	(3,958)
Stock Repurchases	—	—	(250)	(9,006)	(2,064)
Distribution Reinvestment Plan	67	61	63	63	44
Issuance of common shares[1]	—	—	49,596	474	—
NAV, End of Period	**$173,511**	**$164,729**	**$231,304**	**$209,156**	**$193,005**

Leverage and Asset Coverage					
Gross Leverage	1.5x	1.6x	1.4x	1.5x	1.8x
Net Leverage[2]	1.3x	1.4x	1.3x	1.4x	1.5x
Asset Coverage	168%	165%	171%	167%	156%

(1) Issuance of common shares were in connection with the LRFC Acquisition in the period ended September 30, 2025. Issuance of common shares were in connection with the conversion of a portion of the 2032 Convertible Notes in the period ended December 31, 2025.

(2) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. BCP Investment Corp. believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company's financial condition net of $58.0 million, $12.5 million, $17.4 million, $24.6 million and $23.5 million of cash and cash equivalents and restricted cash as of March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corp's financial condition.

8

BCIC Portfolio Composition As of March 31, 2026 Key Statistics Total Investments at Fair Value $476.9 million Weighted Average Annualized Yield on Investments(1) 12.8% Number of Debt + Equity Portfolio Companies 105 Number of Industries 41 Average Debt Position Size $3.3 Non-Accrual Investments (Cost / Fair Value) 6.2% / 2.6% Key Statistics Diversification by Borrower(3) Asset Mix(2) Industry Diversification(3) Top 5 Borrowers 21.8% Calculated based on the Debt Securities Portfolio excluding income from non-accruals and collateralized loan obligations. Excluding the impact of the purchase discount from the LRFC Acquisition, the weighted average annualized yield (excluding income from non-accruals and collateralized loan obligations) was approximately 10.1% as of 3/31/26. Shown as % of debt and equity investments at fair market value. As of March 31, 2026. Figures shown do not include CLO Funds, Joint Ventures, and Derivatives.

Portfolio Trends[1][2]

As of March 31, 2026

BCP Investment Corporation

	As of				
(Dollar amounts in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Portfolio Sourcing (at Fair Value):					
BC Partners	$326,614	$322,989	$425,230	$391,331	$373,138
Legacy KCAP	18,917	16,814	14,028	13,925	12,638
Legacy OHAI	0	0	0	0	0
Legacy GARS	52,744	48,831	50,484	47,947	42,581
Legacy HCAP[3]	8,148	6,475	6,680	6,720	6,615
Legacy LRFC[4]	—	—	43,279	41,052	41,916
Portfolio Summary:					
Total portfolio, at fair value	**$406,423**	**$395,109**	**$539,701**	**$500,975**	**$476,888**
Total number of debt portfolio companies / Total number of investments[5]	72 / 180	69 / 185	79 / 213	74 / 205	72 / 208
Weighted Avg EBITDA of debt portfolio companies[8]	$129,902	$134,507	$137,956	$139,606	$68,362
Average size of debt portfolio company investment	$2,648	$2,646	$3,186	$3,481	$3,324
Weighted avg first lien / total leverage ratio (net) of debt portfolio[8]	5.1x / 5.8x	5.1x / 5.9x	5.2x / 5.8x	5.3x / 6.0x	5.6x / 6.2x
Portfolio Yields and Spreads:					
Weighted average yield on debt investments at par value[6]	11.0%	10.7%	13.8%	12.9%	12.8%
Average Spread to SOFR	735 bps	714 bps	673 bps	670 bps	650 bps
Portfolio Activity:					
Beginning balance	**$405,021**	**$406,423**	**$395,109**	**$539,701**	**$500,975**
Purchases / draws[7]	20,361	14,191	170,949	16,303	16,161
Exits / repayments	(15,660)	(17,049)	(43,828)	(44,774)	(28,322)
Gains / (losses) / accretion	(3,299)	(8,456)	17,471	(10,255)	(11,926)
Ending Balance	**$406,423**	**$395,109**	**$539,701**	**$500,975**	**$476,888**

(1) For comparability purposes, portfolio trends metrics exclude short-term investments and derivatives.
(2) Excludes select investments where the metric is not applicable, appropriate or data is unavailable for the underlying statistic analyzed.
(3) Includes assets purchased from affiliate of HCAP's former manager in a separate transaction.
(4) Includes legacy Capitala positions; LRFC assets which were originated by the BC Partners Credit Platform are included in the BC Partners line.
(5) CLO holdings and Joint Ventures are excluded from the investment count.
(6) Represents the weighted average annualized yield on debt investments (excluding income from non-accruals and collateralized loan obligations). Excluding the impact of the purchase discount from the LRFC Acquisition, the weighted average annualized yield (excluding income from non-accruals and collateralized loan obligations) was approximately 10.1% as of 3/31/26, compared to 10.2% as of 12/31/25.
(7) Includes assets acquired in connection with the LRFC Acquisition for the quarter ended September 30, 2025.
(8) Includes portfolio company information for liquid investments as of March 31, 2026. Excluding liquid investments, the weighted average EBITDA of the illiquid debt portfolio companies is approximately $53.5 million, and the weighted average first lien / total leverage ratio (net) of debt portfolio is approximately 5.5x/6.1x.

10

Credit Quality As of March 31, 2026 Based on fair market value as of the end of the respective period. As of March 31, 2026, twelve of the Company’s debt investments, attributable to nine portfolio companies, were on non-accrual status and represented 2.6% and 6.2% of the Company’s investment portfolio at fair value and amortized cost, respectively.   As of (Dollar amounts in thousands) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Investments Credit Quality – Internal Rating(1)           Performing 92.1%  93.8% 94.6% 92.7% 92.8% Underperforming 7.9%  6.2% 5.4% 7.3% 7.2% Investments on Non-Accrual Status           Number of Non-Accrual Investments 6 6 10 13 12 Non-Accrual Investments at Cost $22,799  $22,344 $37,198 $40,399 $34,417 Non-Accrual Investments as a % of Total Cost 4.7%  4.8% 6.3% 7.1% 6.2% Non-Accrual Investments at Fair Value $10,740  $8,439 $20,757 $19,997 $12,279 Non-Accrual Investments as a % of Total Fair Value 2.6%  2.1% 3.8% 4.0% 2.6%

Portfolio Composition(1) As of March 31, 2026 At fair value at the end of the respective period.   As of Investment Portfolio(1) (Dollar amounts in thousands) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 First Lien Debt $294,379 $291,071 $386,403 $344,126 $321,125 Second Lien Debt 28,724 30,276 38,994 42,183 38,495 Subordinated Debt 1,740 1,750 24,832 25,339 24,467 Equity Securities 26,218 23,919 40,793 39,193 45,949 Collateralized Loan Obligations 4,639 3,263 2,179 1,789 1,690 Joint Ventures 50,491 44,634 46,301 48,165 44,967 Derivatives 232 196 199 180 195 Ending Balance $406,423 $395,109 $539,701 $500,975 $476,888   As of Investment Portfolio (% of total) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 First Lien Debt 72.4% 73.7% 71.6% 68.7% 67.4% Second Lien Debt 7.1% 7.7% 7.2% 8.4% 8.1% Subordinated Debt 0.4% 0.4% 4.6% 5.1% 5.1% Equity Securities 6.5% 6.1% 7.6% 7.8% 9.6% Collateralized Loan Obligations 1.1% 0.8% 0.4% 0.4% 0.4% Joint Ventures 12.4% 11.3% 8.6% 9.6% 9.4% Derivatives 0.1% 0.0% 0.0% 0.0% 0.0% Total 100.0% 100.0% 100.0% 100.0% 100.0%

Appendix

Consolidated Statements of Assets and Liabilities As of March 31, 2026 and December 31, 2025   As of (Dollar amounts in thousands) March 31, 2026 December 31, 2025 ASSETS (Unaudited)   Non-controlled/non-affiliated investments (amortized cost of $414,774 and $433,213, respectively) $380,573 $409,735 Non-controlled affiliated investments (amortized cost of $99,398 and $90,294, respectively) 87,371 80,585 Controlled affiliated investments (amortized cost of $42,218 and $42,332, respectively) 8,944 10,655 Total Investments at fair value (amortized cost of $556,390 and $565,839, respectively) $476,888 $500,975 Cash and cash equivalents 51,824 3,721 Restricted cash 6,209 8,782 Interest receivable 3,791 5,793 Receivable for unsettled trades 1,570 — Dividend receivable 803 845 Other assets 2,828 3,525 Total Assets $543,913 $523,641 LIABILITIES     2026 Notes (net of deferred financing costs and original issue discount of $217 and $312, respectively) 49,783 49,688 2028 Notes (net of deferred financing costs and original issue discount of $782 and $851, respectively) 34,218 34,149 2029 Notes (net of deferred financing costs of $881 and $—, respectively) 49,119 — 2030 Notes (net of deferred financing costs and original issue discount of $2,318 and $2,423, respectively) 72,682 72,577 2032 Convertible Notes (net of deferred financing costs and original issue discount of $99 and $102, respectively) 1,901 1,898 Great Lakes Portman Ridge Funding LLC Revolving Credit Facility (net of deferred financing costs of $700 and $825, respectively) 79,309 106,804 KeyBank Credit Facility (net of deferred financing costs of $843 and $904, respectively) 49,391 41,765 Management and incentive fees payable 4,443 1,865 Accounts payable, accrued expenses and other liabilities 3,653 1,714 Accrued interest payable 6,409 4,025 Total Liabilities $350,908 $314,485 NET ASSETS     Common stock, par value $0.01 per share, 20,000,000 common shares authorized; 14,009,104 issued, and 12,375,787 outstanding as of March 31, 2026, and 14,003,016 issued, and 12,541,858 outstanding as of December 31, 2025 124 125 Capital in excess of par value 809,092 811,111 Total distributable (loss) earnings (616,211) (602,080) Total Net Assets $193,005 $209,156 Total Liabilities and Net Assets $543,913 $523,641 NET ASSET VALUE PER COMMON SHARE $15.60 $16.68

Consolidated Statements of Operations   For the Three Months Ended March 31, (Dollar amounts in thousands) 2026 2025 INVESTMENT INCOME (Unaudited) (Unaudited) Interest income:     Non-controlled/non-affiliated investments $11,344 $7,300 Non-controlled affiliated investments 1,474 316 Total interest income $12,818 $7,616 Payment-in-kind income:     Non-controlled/non-affiliated investments 3,129 2,853 Non-controlled affiliated investments 293 208 Total payment-in-kind income $3,422 $3,061 Dividend income     Non-controlled affiliated investments 1,047 1,417 Total dividend income $1,047 $1,417 Fees and other income     Non-controlled/non-affiliated investments 237 24 Non-controlled affiliated investments 74 — Total fees and other income $311 $24 Total Investment Income $17,598 $12,118 EXPENSES     Management fees $1,705 $1,466 Performance-based incentive fees 873 920 Interest & amortization of debt issuance costs 5,837 4,298 Professional fees 913 452 Administrative services expense 543 411 Directors' expense 123 144 Other general & administrative expenses 714 87 Total Expenses $10,708 $7,778 Net Investment Income $6,890 $4,340 REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS     Net realized gains (losses) from investment transactions:     Non-controlled/non-affiliated investments (2,022) (81) Non-controlled affiliated investments — (92) Net realized gain (loss) on investments ($2,022) ($173) Net change in unrealized appreciation (depreciation) on investments:     Non-controlled/non-affiliated investments (10,738) (1,501) Non-controlled affiliated investments (2,318) (1,140) Controlled affiliated investments (1,597) (1,274) Derivatives 15 12 Net change in unrealized appreciation (depreciation) on investments ($14,638) ($3,903) Tax (provision) benefit on realized and unrealized gains (losses) on investments (403) (346) Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, net of taxes (17,063) (4,422) Net increase (decrease) in net assets resulting from operations (10,173) (82) Net increase (decrease) in net assets resulting from operations per common share:     Net increase (decrease) in net assets per share resulting from operations - Basic and Diluted ($0.82) ($0.01) Weighted average common stock outstanding - Basic and Diluted 12,435,534 9,198,223 Net investment income per common share:     Net investment income (loss) - Basic and Diluted $0.55 $0.47

Overview of Balance Sheet Financing Facilities $69.8 $51.8 $6.2 As of March 31, 2026 Principal Amount Committed (in mm) Principal Amount Outstanding (in mm) Interest Rate Maturity Date 2026 Notes $50.0 $50.0 Fixed / 5.25% October 2026 2028 Notes 35.0 35.0 Fixed / 7.50% October 2028 2029 Notes 50.0 50.0 Fixed / 7.50% September 2029 2030 Notes 75.0 75.0 Fixed / 7.75% October 2030 2032 Convertible Notes 15.0 2.0 Fixed / 5.25% April 2032 Great Lakes Credit Facility 125.0 80.0 Floating / SOFR + 2.50% August 2027 KeyBank Credit Facility 75.0 50.2 Floating / SOFR + 2.80% August 2029 Total / Weighted Average $425.0 $342.2 6.70%   Financing Profile

Historical Dividend Yield (LTM) Dividends & LTM Dividend Yield on Beginning-of-Quarter NAV Per Share

Distribution Information Declaration Date Record Date Payment Date Distribution Type Distribution Per Share 5/7/2026 9/15/2026 9/30/2026 Base $0.09 5/7/2026 8/14/2026 8/31/2026 Base $0.09 5/7/2026 7/15/2026 7/31/2026 Base $0.09 5/7/2026 5/18/2026 5/29/2026 Supplemental $0.03 3/5/2026 6/15/2026 6/30/2026 Base $0.09 3/5/2026 5/15/2026 5/29/2026 Base $0.09 3/5/2026 4/15/2026 4/30/2026 Base $0.09 3/5/2026 3/16/2026 3/27/2026 Base $0.32 Period Base Dividend Per Share Supplemental Distribution Per Share Total Distribution Per Share Full Year 2025 $1.88 $0.09 $1.97 Full Year 2024 $2.76 - $2.76 Full Year 2023 $2.75 - $2.75 Full Year 2022 $2.56 - $2.56 Full Year 2021(1) $2.42 - $2.42 Full Year 2020 $2.40 - $2.40 Full Year 2019(2) $1.20 - $1.20 Historical Dividend Payments 2026 Dividend Payment Schedule The Company executed a 1 for 10 Reverse Stock Split which became effective 8/26/21 The dividend per share amounts for 2019 reflect two quarterly base distributions

Corporate Information

BCP Investment Corporation

Board of Directors

Ted Goldthorpe
Interested Director and Chairman of the Board

Patrick Schafer
Interested Director

Robert Warshauer
Independent Director

Alex Duka
Independent Director

George Grunebaum
Independent Director

Jennifer Kwon Chou
Independent Director

Dean Kehler
Independent Director

Joseph Morea
Independent Director

Senior Management

Ted Goldthorpe
Chief Executive Officer

Brandon Satoren
Chief Financial Officer

Patrick Schafer
Chief Investment Officer

David Held
Chief Compliance Officer

Common Stock
Nasdaq: BCIC

Corporate Headquarters
650 Madison Avenue - 3rd Floor
New York, NY 10022 USA

Research Coverage

Paul Johnson
Keefe Bruyette & Woods

Erik Zwick
Lucid Capital Markets

Chris Nolan
Ladenburg Thalmann

Mitchel Penn
Oppenheimer & Co.

Transfer Agent

Equiniti Trust Company, LLC

Independent Audit Firm
Deloitte & Touche LLP

Investor Relations
The Equity Group, Inc.
Lena Cati
(212) 836-9611
Lcati@theequitygroup.com

Val Ferraro
(212) 836-9633
Vferraro@theequitygroup.com

19